NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 31, 2000

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pure World, Inc. (the "Company") will be held on Tuesday, October 31, 2000 at 8:30 a.m., local time, at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

         1. To elect four directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified;

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record at the close of business on September 25, 2000, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                        By Order of the Board of Directors

                                        /s/ Paul O. Koether
                                        --------------------------------
                                        Paul O. Koether
                                        Chairman

Date: September 27, 2000

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                PURE WORLD, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-9220

                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                                OCTOBER 31, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Pure World, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, October 31, 2000, at 8:30 a.m. at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-9220.

     These proxy solicitation materials are first being mailed on or about September 27, 2000 to all stockholders entitled to vote at the meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record at the close of business on September 25, 2000 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 8,282,079 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted FOR the proposal to elect as directors the four nominees listed under the caption "Election of Directors". No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, four directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of each nominee named below (each a "Nominee"). Each Nominee has consented to serve as a director if elected. It is not expected that any Nominee will be unable to serve, but, in the event that any Nominee should be unable to serve, the shares represented by the enclosed proxy card will be voted for a substitute candidate selected by the Board of Directors.

     Certain information regarding each Nominee is set forth below.


                                                Position and Office                Director
Name of Nominee           Age               Presently Held with Company              Since
---------------           ---               ---------------------------            --------

Paul O. Koether           64                Chairman and Director                     1988
                                             of the Company and of
                                             Pure World Botanicals, Inc.

Mark W. Jaindl            40                Director of the Company
                                             and of Pure World Botanicals, Inc.       1994

Alfredo Mena              47                Director of the Company                   1992

William Mahomes           53                Director of the Company                   1993



     Paul O. Koether is the husband of Natalie I. Koether, President of the Company and Pure World Botanicals, Inc., ("PWBI") a wholly-owned subsidiary of the Company. Information concerning each nominee's business history and experience is set forth below.

     Paul O. Koether is principally engaged in the following: (i) the Company, as Chairman since April 1988, President from April 1989 to February 1997, a director since March 1988, and for more than five years as the Chairman and President of Sun Equities Corporation ("Sun"), a private, closely-held corporation which is the Company's principal stockholder; (ii) as Chairman of PWBI, since January 1995 and as a director since December 1994; (iii) as Chairman and director since July 1987 and President since October 1990 of Kent Financial Services, Inc. ("Kent") which engages in various financial services, including the operation of a retail brokerage business through its wholly- owned subsidiary, T. R. Winston & Company, Inc. ("Winston") and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent; (iv) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of Winston; (v) from July 1992 to January 2000, Chairman of Golf Rounds.com, Inc. ("Golf Rounds"), which operates internet golf and skiing sites; and (vi) since September 1998 as a director and Chairman of Cortech, Inc., ("Cortech"), a biopharmaceutical company.

     Mark W. Jaindl. Since October 1997, Mr. Jaindl has been President and Chief Executive Officer of American Bank, a commercial internet bank located in Allentown, Pennsylvania. He has served as a director and Vice-chairman of American Bank since June 1997. Mr. Jaindl has served as a director of Massachusetts Fincorp, Inc., since May 2000 and its wholly-owned subsidiary, Massachusetts Co-operative Bank, since August 2000. From May 1982 to October 1991, and again since May 1995, Mr. Jaindl has served as Chief Financial Officer of Jaindl Farms, which is engaged in diversified businesses, including the operation of a 12,000-acre turkey farm, a John Deere dealership and a grain operation. He also serves as the Chief Financial Officer of Jaindl Land Company, a developer of residential, commercial and industrial properties in eastern Pennsylvania. Since February 2000, Mr. Jaindl has been a director of Continental Information Systems Corporation, an internet based service provider. From June 1992 until May 1995 he was Senior Vice President of the Company. He was Senior Vice President of PWBI from December 1994 until May 1995 and has been a director of PWBI since December 1994 and he served as a director of Golf Rounds from July 1992 to November 1999. From September 1998 to November 1999, Mr. Jaindl was a director and Vice-chairman of Cortech.

     Alfredo Mena. Since 1976, Mr. Mena has been president of Alimentos de El Salvador S.A. de C.V., having previously served as Director and General Manager. The Company is engaged in coffee growing, processing and exporting. From October 1995 until June 1997, he served as Presidential Commissioner for the
Modernization of the Public Sector, in charge of its decentralization, debureaucratization, deregulation, and privatization. Mr. Mena is a citizen of El Salvador.

     William  Mahomes,   Jr.  In  March  1997,  Mr.  Mahomes  formed  Mahomes  &
Associates, a Professional Corporation, involved in the practice of law, emphasizing in mediating real estate and commercial transactions. From 1994 to March 1997, Mr. Mahomes was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell. From 1990 to 1994 he was an international partner in the Dallas office of Baker & McKenzie. Mr. Mahomes currently serves on the Board of Directors of a variety of organizations, including The Salvation Army Adisory Board of Dallas, the Texas Pension Review Board, The Pegasus Charter School and the Texas Affiliate Board of Healthcare Service Corporation, formerly known as Blue Cross and Blue Shield of Texas.

Board Meetings and Committees

     The Board held two meetings during the fiscal year ended December 31, 1999 and otherwise acted by written consent. During the year ended December 31, 1999, the Board had an Audit Committee which consisted of Messrs. Mark Jaindl and William Mahomes, Jr. The Audit Committee, which reviews the Company's internal controls, accounting practices and procedures, and results of operations, held two meeting during the year. The Board also had a Compensation Committee in 1999 which consisted of Messrs. Jaindl, Mahomes and Alfredo Mena. The Compensation Committee, which is responsible for reviewing Management's compensation, did not meet in 1999. Each of the Company's directors attended all of the meetings of the Board of Directors and Committees. The Company had no other standing committees which met during the fiscal year ended December 31, 1999.

Directors' Fees

     Each director who is not an employee of the Company receives a fee of $1,800 plus expenses for attending each meeting of the Board or a committee meeting. Aggregate directors' fees in fiscal 1999 were approximately $23,000.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
  Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the August 31, 2000, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee and by all current directors, Nominees and officers as a group:


                                           Number of Shares                          Approximate
Name and Address                           of Common Stock                             Percent
of Beneficial Owner                       Beneficially Owned(1)                       of Class
-------------------                       ------------------                        --------------

Paul O. Koether
  211 Pennbrook Road
  Far Hills, NJ 07931                      3,345,065 (2)                              37.03%

Natalie I. Koether
  211 Pennbrook Road
  Far Hills, NJ 07931                      3,345,065 (3)                              37.03%

Sun Equities Corporation
  376 Main Street
  Bedminster, NJ 07921                     2,457,725                                  27.20%

Mark W. Jaindl
  3150 Coffeetown Road
  Orefield, PA 18069                         239,382 (4)                               2.65%

William Mahomes, Jr.
  1201 Main Street
  Suite 830
  Dallas, TX 75202                            11,000                                       *

Alfredo Mena
  P. O. Box 520656
  Miami, FL 33152                             18,700                                       *

Voldemar Madis
  375 Huyler Street
  South Hackensack, NJ 07606                 124,070                                       *

Dr. Qun Yi Zheng
  375 Huyler Street
  South Hackensack, NJ 07606                  44,000                                       *

Dimensional Fund Advisors, Inc.(5)
  1299 Ocean Ave, 11th Floor
  Santa Monica, CA 90401                     489,840                                   5.91%


Donald G. Drapkin (6)
 35 East 62nd Street
 New York, NY 10021                          416,400                                  5.03%

All directors and
  officers as a group
    (8 persons)                            3,838,537                                 42.49%

------------------------------
* Represents less than one percent.

(1) The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in this footnote or in other footnotes below. Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within sixty days: Paul O. Koether (165,000 shares); Natalie I. Koether (275,000 shares); Mark W. Jaindl (77,000 shares); Alfredo Mena (16,500 shares); Voldemar Madis (120,000 shares); Qun Yi Zheng (44,000 shares); all directors and officers as a group (752,500 shares).

(2) Includes 519,750 shares beneficially owned by his wife, including 110,000 shares owned by Emerald Partners of which she is the sole general partner and 2,200 shares owned by Sussex Group, Inc. of which she is the President, a director and controlling stockholder; 275,000 shares which she has the right to acquire upon exercise of stock options; and 132,550 shares held in custodial accounts. Mr. Koether may also be deemed to be the beneficial owner of the 2,457,725 shares owned by Sun, of which Mr. Koether is a principal stockholder and Chairman, 78,400 shares held in discretionary accounts of certain of his brokerage customers and 14,190 shares held in Mr. Koether's IRA account. Mr. Koether disclaims beneficial ownership of all of the foregoing shares.

(3) Includes (1) 110,000 shares owned by Emerald Partners of which Mrs. Koether is the sole general partner and 2,200 shares owned by Sussex Group, Inc. of which she is the President, director and controlling stockholder; (2) 275,000 shares which she has the right to acquire upon exercise of stock options; (3) 132,550 shares held in custodial accounts; and (4) the shares beneficially owned by her husband, described above in footnote (2). Mrs. Koether may also be deemed to be the beneficial owner of the 2,457,725 shares owned by Sun, of which she is a principal stockholder and her husband is a principal stockholder and Chairman. Mrs. Koether disclaims beneficial ownership of all of the foregoing shares.

(4) Includes 15,092 shares held in Mr. Jaindl's IRA account and 4,400 shares held by a trust for the benefit of his son, for which Mr. Jaindl serves as a trustee.

(5) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment power over the securities of the Issuer described in this schedule that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(6)      According  to  Schedule  13G  filed  on  April  11,  2000  by Donald G.
         Drapkin.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the NASD and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 1999.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 1999, 1998 and 1997, the compensation of any person who, as of December 31, 1999, was an Executive Officer of the Company with annual compensation in excess of $100,000 ("Executive Officers").

                           Summary Compensation Table


                                                                                               Long-Term
         Name and                                        Annual Compensation (1) (2)          Compensation
                                                         ---------------------------          ------------
         Principal Position            Year            Salary                   Bonus         Options(4)
         ------------------            ----            ------                   -----        -------------

         Paul O. Koether               1999            $197,283                $     -              -
         Chairman                      1998             215,000                 75,000              -
                                       1997             215,000                 50,000              -

         Natalie I. Koether            1999            $247,981                $     -              -
         President                     1998             270,000                 75,000              -
                                       1997             267,000                      -        137,500

         Voldemar Madis (3)            1999            $161,291                $     -              -
         Vice Chairman                 1998             163,461                  6,000              -
                                       1997             150,000                  6,000              -

         Qun Yi Zheng                  1999            $182,080                $20,000              -
         Exec. Vice President          1998             166,051                 75,000         55,000
                                       1997             116,013                 50,000         82,500

-----------------------------------------
(1)  The Company has no bonus plan.

(2) Certain Executive Officers received incidental personal benefits during the fiscal years covered by the table. The value of these incidental benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any of the Executive Officers. Such amounts are excluded from the table.

(3) Mr. Madis was President of Dr. Madis Laboratories, Inc., the predecessor corporation of PWBI ("DML"), and is President of IVM Corporation ("IVM"). Both IVM and DML operated under the protection of Federal Bankruptcy Law for the five-year period prior to January 3, 1995, when DML was acquired by the Company. IVM is the owner of the premises occupied by PWBI.

(4) Stock options restated to reflect a 10% stock dividend declared on November 17, 1998 to stockholders of record on January 7, 1999, distributed on January 15, 1999.

---------------------------------------------------

     The table below contains information concerning the fiscal year-end value of unexercised options held by the Executive Officers.


                                                         Fiscal Year-End Options Values
                                                         ------------------------------
                                                                                   Value of Unexercised
                                     Number of Unexercised                           In-the-Money
                                        Options at 12/31/99                         Options at 12/31/99
               Name                 Exercisable/Unexercisable                   Exercisable/Unexercisable
               ----                 -------------------------                   -------------------------

         Paul O. Koether             165,000    /      -                          $254,687     / $     -
         Natalie I. Koether          275,000    /      -                           214,062     /       -
         Voldemar Madis               36,115    /      -                            43,913     /       -
         Qun Yi Zheng                 44,000    /165,000                            35,781     /  24,375


Employment Agreements

     In April 1990 the Company entered into an employment agreement (the "Agreement") with Mr. Koether, the Company's Chairman, for an initial three-year term commencing on April 1, 1990 (the "Effective Date") at an annual salary of $185,000 ("Base Salary"), which may be increased but not decreased at the discretion of the Board of Directors. The term is to be automatically extended one day for each day elapsed after the Effective Date. In December 1992, the Board of Directors voted to increase the Chairman's Base Salary to $215,000 effective December 1, 1992.

     The Chairman may terminate his employment under the Agreement at any time for "good reason" (defined below) within 36 months after the date of a Change in Control (defined below) of the Company. Upon his termination, he shall be paid the greater of (i) the Base Salary and any bonuses payable under the Agreement through the expiration date of the Agreement or (ii) an amount equal to three times the average annual Base Salary and bonuses paid to him during the preceding five years.

     Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals beneficially owning, directly or indirectly, common stock of the Company representing 30% or more of the Company's stock outstanding as of April 1, 1990, is or becomes the beneficial owner, directly or indirectly, of 30% or more of the Company's outstanding stock or (ii) individuals constituting the Board of Directors on April 1, 1990 ("Incumbent Board"), including any person subsequently elected to the Board whose election or nomination for election was approved by a vote of at least a majority of the Directors comprising the Incumbent Board, cease to constitute at least a majority of the Board. "Good reason" means a determination made solely by Mr. Koether, in good faith, that as a result of a Change in Control he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or
(ii) in his future prospects with the Company.

     Mr. Koether may also terminate his employment if the Company fails to perform its obligations under the Agreement (including any material change in Mr. Koether's duties, responsibilities and powers or the removal of his office to a location more than five miles from its current location) which failure is not cured within specified time periods.

     In connection with the PWBI acquisition on January 3, 1995, Voldemar Madis entered into an employment agreement with PWBI for a term of four years at an annual salary of $150,000. The agreement may be terminated for cause, as defined in the contract. The agreement has been extended for an additional two year period.

     In February 1996, the Company entered into an employment agreement with Dr. Qun Yi Zheng, Executive Vice President of the Company for an initial one-year term. In July 1997, this agreement was amended (the "Amended Zheng Agreement"). The Amended Zheng Agreement is for a three-year term commencing on August 1, 1997 (the "Commencement Date"). The term is to be automatically extended one day for each day elapsed after the Commencement Date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Chairman of the Company is also the President of Sun Equities Corporation ("Sun"), the Company's principal stockholder. The Company reimburses Sun for the Company's proportionate share of the cost of group medical insurance and certain general and administrative expenses. Such reimbursements for the years ended December 31, 1999 and 1998 amounted to approximately $412,000 and $386,000, respectively. Sun received no remuneration or administrative fees for performing this service.

     Rosenman & Colin LLP ("R&C") performed legal work for the Company for which it billed the Company an aggregate of approximately $135,000 in 1999 and $62,000 in 1998. Natalie I. Koether, Esq., President of the Company and of PWBI and wife of the Chairman of the Company, is of Counsel to R&C.

     American Bank, located in Allentown, Pennsylvania, has issued certain loans to PWBI, totaling approximately $470,000 at December 31, 1999. Mark W. Jaindl, Director of the Company and PWBI, is President of American Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP ("Deloitte") served as the Company's independent public accountants for the fiscal year ended December 31, 1999 and have been selected to serve as the Company's independent public accountants for the fiscal year ending December 31, 2000. It is not expected that a representative of Deloitte will be present at the Annual Meeting.

                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than June 30, 2001. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                          By Order of the Board of Directors


                                          /s/ Paul O. Koether
                                          ------------------------------------
                                          PAUL O. KOETHER
                                          Chairman

Dated: September 27, 2000

                                PURE WORLD, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 31, 2000


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.01 per share, of Pure World, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pure World, Inc. to be held on Tuesday, October 31, 2000 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed as indicated below. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

                 (to be continued and signed on the other side)






     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS DIRECTORS, AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

ITEM 1. To elect the nominees whose names appear at right as directors for a term of one year or until their successors are duly elected and qualified:

         FOR all nominees listed to right (except as marked to the contrary below)

         WITHHOLD AUTHORITY to vote for all nominees listed to right

                 Nominees:
                           Mark W. Jaindl
                           Paul O. Koether
                           William Mahomes, Jr.
                           Alfredo Mena

For, except vote withheld from the following nominee(s):

----------------------------------------------------------

ITEM 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature                                        Date                   , 2000
              Signature and title or authority


Signature                                        Date                   , 2000
              Signature if held jointly

IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.